UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.     )

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☐  Definitive Proxy Statement

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☒  Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

BUCYRUS INTERNATIONAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BUCYRUS 1100 Milwaukee Avenue • P.O. Box 500 South Milwaukee, Wisconsin 53172-0500, USA (+1) 414.768.4000

24 de noviembre de 2010

Estimado cliente:

Como habrá escuchado, el pasado 15 de Noviembre, anunciamos que Bucyrus ha alcanzado un acuerdo de adquisición por parte de la empresa Caterpillar, el fabricante líder en el sector de la construcción y equipos de extracción minera, así como de motores diésel y de gas natural, y turbinas de gas industriales. Adjunto a este mensaje encontrará la comunicación que hemos hecho pública a la prensa. No obstante, me gustaría aprovechar la oportunidad para informarle directamente sobre esta cuestión y sus repercusiones para nuestro clientes.

Creo firmemente que esta transacción es una excelente oportunidad para Bucyrus y para todos nuestros representantes más destacados. Como seguramente sabrá, Bucyrus dispone en la actualidad de la más extensa oferta de productos para equipos de extracción minera de superficie y subterraneos, gozando del liderazgo tecnológico del sector y ostentando una marca de primera línea. Caterpillar claramente reconoce estos méritos y desea integrar el grupo Bucyrus como su principal plataforma de crecimiento en la industria global de equipos de extracción minera. Como parte de dicha plataforma, Caterpillar también prevé mantener la marca Bucyrus para los productos Bucyrus como principal legado.

Sin duda usted tendrá cierto conocimiento sobre el grupo Caterpillar y probablemente no haga falta decir que se trata de una compañía global de primera línea. Quizás lo más importante sea que dicha empresa comparte nuestro compromiso por proporcionar productos innovadores y un servicio excepcional a los clientes. Además, en virtud de esta transacción pasaremos a formar parte de una organización mayor y más dinámica, lo que implica que nuestros clientes se verán beneficiados mediante el acceso a unos recursos globales de considerable envergadura, y que proseguirá nuestro compromiso con la innovación tecnológica.

Aunque la noticia del día nos ha llenado de entusiasmo, su anuncio tan solo es el primer paso del proceso. Por el momento hay pendiente una serie de negociaciones de carácter regulatorio en todo el mundo, lo que significa que la transacción requerirá varios meses hasta su aprobación final. Hasta entonces, seguiremos operando como compañías independientes, y en lo que a nosotros se refiere, por el momento no habrá cambios empresariales significativos. La satisfacción de sus necesidades sigue siendo nuestra máxima prioridad en Bucyrus. No dude que seguirá disfrutando de los mismos productos líderes en el sector minero y de las mismas prestaciones de servicio que está acostumbrado a recibir de nuestra empresa.

Haremos todo lo que esté en nuestra mano para mantenerle informado sobre todo el proceso. Si entretanto tiene cualquier duda o consulta, no dude en ponerse en contacto con su representante de ventas.

Valoramos extraordinariamente nuestra relación comercial con usted y esperamos seguir prestándole nuestros servicios en el futuro. Gracias por su continuo apoyo.

Atentamente,

Timothy W. Sullivan
Presidente y Director ejecutivo

BUCYRUS 1100 Milwaukee Avenue • P.O. Box 500 South Milwaukee, Wisconsin 53172-0500, USA (+1) 414.768.4000

Additional Information Relating to Bucyrus and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Bucyrus by Caterpillar. In connection with the proposed merger, Bucyrus intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A, which will be mailed to stockholders of Bucyrus.

Bucyrus stockholders are urged to read all relevant documents filed with the SEC, including the proxy statement, because they will contain important information about the proposed transaction.

Investors and security holders will be able to obtain free copies of the proxy statement (when available), as well as other filed documents, without charge, at the SEC’s website (http://www.sec.gov). Free copies of Bucyrus’s filings may be obtained by directing a request to Bucyrus’s Investor Relations by telephone to (414)768-4000, in writing to Bucyrus, Attention: Investor Relations, 1100 Milwaukee Avenue, South Milwaukee, WI 53172, by email to amalingowski@bucyrus.com or at Bucyrus’s website (http://www.bucyrus.com).

Bucyrus and its directors and executive officers may be deemed, under SEC rules, to be participants in the solicitation of proxies from the stockholders of Bucyrus with respect to the proposed transaction. More detailed information regarding the identity of the potential participants, and their direct or indirect interests, by securities holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed transaction. Information regarding Bucyrus’s directors and executive officers is also available in Bucyrus’s definitive proxy statement for its 2010 Annual Meeting of Stockholders filed with the SEC on March 12, 2010. These documents are available free of charge at the SEC’s web site at http://www.sec.gov and from Investor Relations at Bucyrus.

Caution Concerning Forward-Looking Statements Relating to Bucyrus

Statements in this communication that relate to Bucyrus’s future plans, objectives, expectations, performance, events and the like may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Future events, risks and uncertainties, individually or in the aggregate, could cause our actual results to differ materially from those expressed or implied in these forward-looking statements. These forward-looking statements may be identified by the use of predictive, future tense or forward-looking terminology, such as “believes,” “anticipates,” “expects,” “estimates,” “intends,” “may,” “will” or similar terms. The material factors and assumptions that could cause actual results to differ materially from current expectations include, without limitation, the following: (1) the inability to close the merger in a timely manner; (2) the inability to complete the merger due to the failure to obtain stockholder approval and adoption of the merger agreement and approval of the merger or the failure to satisfy other conditions to completion of the merger, including required regulatory approvals; (3) the failure of the transaction to close for any other reason; (4) the effect of the announcement of the transaction on Bucyrus’s business relationships, operating results and business generally; (5) the possibility that the anticipated synergies and cost savings of the merger will not be realized, or will not be realized within the expected time period; (6) the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (7) diversion of management’s attention from ongoing business concerns; (8) general competitive, economic, political and market conditions and fluctuations; (9) actions taken or conditions imposed by the governmental or regulatory authorities; (10) adverse outcomes of pending or threatened litigation or government investigations; (11) the impact of competition in the industries and in the specific markets in which Bucyrus operates; and (12) other factors that may affect future results of the combined company described in the section entitled “Risk Factors” in the proxy statement to be mailed to Bucyrus’s stockholders Bucyrus’s filings with the SEC that are available on the SEC’s web site located at http://www.sec.gov, including the section entitled “Risk Factors” in Bucyrus’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009. Readers are strongly urged to read the full cautionary statements contained in those materials. All forward-looking statements attributable to Bucyrus are expressly qualified in their entirety by the foregoing cautionary statements. We assume no obligation to update any forward-looking statements to reflect events that occur or circumstances that exist after the date on which they were made.